UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Performance Capital Management, LLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Performance Capital Management, LLC
7001 Village Drive, Suite 255
Buena Park, California  90621

NOTICE OF 2008 ANNUAL MEETING OF MEMBERS
To Be Held on June 9, 2008

To our Members:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Members of Performance Capital Management, LLC, a California limited liability company (the “Company”), will be held on Monday, June 9, 2008, at 10:00 a.m., local time, at the Double Tree Hotel, 100 City Drive, Orange, California 92868, to conduct the following items of business:

1.	To elect three Class I directors to serve two-year terms and until their successors are duly elected and qualified;

2.	To ratify the selection of Moore Stephens Wurth Frazer and Torbet, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Company’s Annual Report is also enclosed for your information. Members of record on the books of the Company at the close of business on Monday, April 21, 2008, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS VERY IMPORTANT.  All Members are cordially invited to attend the Annual Meeting in person.  Whether or not you expect to be present at the Annual Meeting, you are requested to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided to ensure your representation. Members attending the Annual Meeting may vote in person even if they have previously voted by proxy.

By Order of the Board of Directors,

/s/ David J. Caldwell

David J. Caldwell
Chief Operations Officer

Buena Park, California
April 25, 2008

Performance Capital Management, LLC
7001 Village Drive, Suite 255
Buena Park, California  90621

PROXY STATEMENT
Annual Meeting of Members to Be Held on Monday, June 9, 2008

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GENERAL

This Proxy Statement is furnished to the Members of Performance Capital Management, LLC, a California limited liability company (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (also referred to as the “Board”).

The proxies are to be voted at the 2008 Annual Meeting of Members of the Company (the “Annual Meeting”) to be held at the Double Tree Hotel, 100 City Drive, Orange, California 92868, at 10:00 a.m., local time, on Monday, June 9, 2008, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, LLC Units represented by all duly executed proxies received by the Board will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This Proxy Statement and the accompanying form of Proxy Card have been mailed to Members on or about May 8, 2008.

Our principal executive offices are located at 7001 Village Drive, Suite 255, Buena Park, California, 90621 and our telephone number is 714.736.3736.

We will pay all costs of solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy Card and any additional information furnished to Members. If our tracking of responses to our solicitation reveals a risk that we may not obtain sufficient proxies to have a quorum present at the Annual Meeting, we may have either our employees or temporary employees contact Members directly to remind them to execute their Proxy Cards and return them to us. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT

An Annual Report to Members (the “Annual Report”), containing audited consolidated financial statements for the fiscal year ended December 31, 2007, accompanies this Proxy Statement. Members are referred to the Annual Report for financial and other information about the activities of the Company. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

Upon written request, we will furnish to you, without charge, a copy of our annual report on Form 10-KSB filed with the Securities and Exchange Commission. Requests for copies of the Form 10-KSB should be directed to Harvey “Bud” Webb, Member Relations, at Performance Capital Management, LLC’s principal address at 7001 Village Drive, Suite 255, Buena Park, California, 90621. In the alternative, you may find the Form 10-KSB on the Securities and Exchange Commission’s web-site at www.sec.gov.

RECORD DATE AND VOTING RIGHTS

Only Members of record of our voting LLC Units at the close of business on April 21, 2008 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had 525,989 voting LLC Units outstanding. Each LLC Unit is entitled to one vote at the Annual Meeting. The following table summarizes the voting requirements for these proposals:

Proposal	Vote Required
Proposal No. 1: Election of three Class I directors.	For each nominee, the affirmative vote of a majority of the LLC Units held by Members present, in person or by proxy, and entitled to vote at the Annual Meeting.
Proposal No. 2: Ratification of our Audit Committee’s selection of Moore Stephens Wurth Frazer and Torbet, LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2008.
The affirmative vote of a majority of the LLC Units held by Members present, in person or by proxy, and entitled to vote at the Annual Meeting.

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QUORUM

Members present in person or by proxy whose aggregate number of voting LLC Units exceed one-third of our issued and outstanding voting LLC Units constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention will count as a vote AGAINST the proposal.

If a broker submits a proxy that indicates the broker does not have discretionary authority to vote shares, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote on the matters voted on at the meeting.

If a quorum is not present at the Annual Meeting, then Members present whose LLC Units constitute a majority of the LLC Units of all Members present at the Annual Meeting may adjourn the meeting from time to time without further notice. At an adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting.

LIST OF MEMBERS ENTITLED TO VOTE

At least 10 days before the Annual Meeting, our Chief Officer of Legal Affairs will make a complete list of the Members entitled to vote at the Annual Meeting arranged in alphabetical order, with the address of and number of LLC Units held by each Member. The list will be kept on file at the principal offices of the Company and will be subject to inspection by any Member at any time during normal business hours. The list will also be present for inspection at the Annual Meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own voting LLC Units of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a Proxy Card. We encourage you to vote your LLC Units in advance of the Annual Meeting date, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

DATE AND TIME OF OPENING AND CLOSING OF THE POLLS

The date and time of the opening of the polls for the Annual Meeting shall be 10:00 a.m., local time, on Monday, June 9, 2008. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a Member, determines otherwise.

PROXY VOTING PROCEDURES

LLC Units for which Proxy Cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted (i) “FOR” the election of each of the nominees to the Board of Directors and (ii) “FOR” the ratification of our Audit Committee’s selection of Moore Stephens Wurth Frazer and Torbet, LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2008. It is not expected that any matters other than those referred to in the Notice and this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

A Proxy Card for voting your LLC Units is included with this Proxy Statement. You may vote your LLC Units by completing, signing and returning the Proxy Card in the enclosed envelope.

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REVOCATION

Any Member holding voting LLC Units of record may revoke a previously granted proxy at any time before it is voted by delivering to our Chief Officer of Legal Affairs at the principal offices of the Company a written notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our directors and executive officers, and their associates, do not have any substantial interest in the matters to be acted upon at the Annual Meeting.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

NOMINEES FOR THE BOARD OF DIRECTORS

Our Board of Directors has proposed that three nominees be elected at the Annual Meeting, each of whom shall hold office for two years, as provided below, and until his or her successor shall have been elected and qualified. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote LLC Units represented by properly executed proxies for the election of such nominees. Although our Board anticipates that the three nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by our Board.

The following persons currently serve and have been nominated to continue to serve as our directors. If elected, the term of office of the Class I directors will expire at the second annual meeting of Members after their election. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor is elected and qualified or until there is a decrease in the number of directors.

The following nominees for the Board of Directors will stand for election at the 2008 Annual Meeting:

Class I Directors:
•	Larisa Gadd
•	Rodney Woodworth
•	Donald W. Rutherford

Biographical information regarding each of the nominees for the Board of Directors is set forth below.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE CLASS I DIRECTORS NAMED ABOVE.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our directors (and nominees for election) and executive officers as of April 21, 2008.

Name	Age	Position
Larisa Gadd	45	Co-Chairperson of the Board / Nominee *
Lester T. Bishop	75	Co-Chairperson of the Board **
Larry C. Smith	70	Director **
David Barnhizer	64	Director **
Rodney Woodworth	72	Director / Nominee *
Sanford Lakoff	76	Director **
Donald W. Rutherford	68	Director / Nominee *
David J. Caldwell	54	Chief Operations Officer
Edward M. Rucker	61	Accounting Manager
Darren S. Bard	41	Chief Information Officer
William D. Constantino	57	Chief Officer of Legal Affairs
* Class I Director ** Class II Director

All of the current directors except Mr. Rutherford were appointed to the Board of Directors and our current officers were elected to office on February 4, 2002. Mr. Rutherford was appointed to the Board of Directors on January 12, 2004, following the resignation of Mr. Robert Price in July 2003. Our Operating Agreement currently provides that our two classes of directors serve staggered two-year terms. All directors hold office until their respective successors are elected and qualified or until their earlier death, resignation or removal. The terms of our Class II Directors expire at our 2009 annual meeting.  The terms of our Class I Directors expire at our 2008 annual meeting, and, assuming their re-election, their new terms will expire at our 2010 annual meeting. Executive officers are duly elected by the Board of Directors to serve until their respective successors are elected and qualified. Our officers serve at the discretion of the Board of Directors. There are no family relationships between or among any of our directors or executive officers.

The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of our directors and executive officers has been furnished to us by each director and executive officer.

Larisa Gadd.  For a period of 16 years ending in 2004, Ms. Gadd was a business partner at Scenic Express, Inc., in Los Angeles. Scenic Express fabricates theatrical scenery for stage and screen. Currently, Ms. Gadd is instrumental in the research, acquisition, and management of commercial/industrial, residential, and resort real estate. From 1987 to 1988, Ms. Gadd was an instructor at Chaffey College in Alta Loma in the area of Social Sciences. She received a B.S. degree in Psychology and English from the California State University, Fullerton in 1984 and a M.A. degree in Organizational and Applied Social Psychology from Claremont Graduate School in 1986.

Lester T. Bishop.  Mr. Bishop is retired. Prior to retiring, Mr. Bishop taught kindergarten through 12th grade students for 20 years. At the same time, Mr. Bishop owned solely and in partnership with others a number of privately held businesses, including Whitiok Day Camp, Good Time Promotions, Mall Munchies, Park Riviera Motel, and Imperial Executive Suites. He has also owned and managed both residential and commercial real estate. Mr. Bishop received a B.A. degree in Education from the University of California, Los Angeles in 1960 and a M.A. degree from the California State University, Los Angeles in Educational Administration in 1965 with advanced credentials in reading, counseling and teacher effectiveness.

Larry C. Smith.  Mr. Smith retired in 1994. Prior to retirement, from 1987 to 1994, Mr. Smith was a Senior Systems Engineering Manager at TRW Space Systems. In that position, Mr. Smith managed the systems engineering teams in support of classified satellite space systems development and new satellite system studies. Mr. Smith is a registered U.S. Patent Agent and holds three patents. Mr. Smith received a B.S. degree in Engineering from the University of Washington in 1959 and completed four years of graduate studies at the University of California, Los Angeles in Control Systems and Electronics.

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David Barnhizer.  Mr. Barnhizer is currently Professor of Law at Cleveland State University College of Law and has held that position since 1972. He teaches or has taught courses dealing primarily with business and environmental law. From 1997 to 1998, he was a Strategic Consultant to the Government of Mongolia to the Mongolian Action Programme for the 21st Century for British Petroleum (BP) and Sovonics Solar Systems. During that same period, he was also a consultant on sustainable economic development and the creation of a Central American trade zone to the U.N. Development Program. From 1995 to 1997, he was a member of the Board of Editors for the Journal of Legal Education and served as President of the Board of Directors of the Fairmount Fine Arts Center. Mr. Barnhizer has published nine books / manuals and approximately 40 professional articles. He received a Bachelor of Arts degree from Muskingum College in 1966, a Juris Doctor degree from Ohio State University College of Law in 1969, and a Master of Law degree from Harvard Law School in 1972.

Rodney Woodworth.  Mr. Woodworth retired in 1998. From 1988 to 1998, Mr. Woodworth was the Senior Vice President of Operations at Zimmerman Holdings, Inc., which is in the business of buying troubled manufacturing businesses, turning them around, growing them and then selling them.  Prior to working at Zimmerman Holdings, Inc., he was the Senior Vice President of Fairchild Industries and President of its Commercial and Industrial Products Group.  Mr. Woodworth is an alumni of the Stanford Graduate Business School and received a B.S. degree in Mechanical Engineering from the California State Polytechnical University, San Luis Obispo in 1960.

Sanford Lakoff.  Mr. Lakoff is Research Professor of Political Science Emeritus at the University of California, San Diego. He has taught at UCSD since 1974, when he was appointed Founding Chair of the Department of Political Science. Mr. Lakoff has written or edited twelve books and published approximately 50 scholarly articles as well as contributing to entries in the Dictionary of the History of Ideas, the Encyclopedia of Democracy, the Encyclopedia of U.S. Foreign Relations, and the Encyclopedia of Nationalism. He received a B.A. degree from Brandeis University in 1953. In 1959, he received his Ph.D. from Harvard University.

Donald W. Rutherford.  Mr. Rutherford is CFO of BPO Management, Services, Inc., a public company, and of Grant Life Sciences, Inc., a public company, which positions he has held since April 2005 and January 2007, respectively. Mr. Rutherford is a partner with Tatum LLC in Orange County, California, which he joined in January 2000. Since joining Tatum, Mr. Rutherford has served as Chief Administrative Officer for a $100 million manufacturer and direct marketer of promotional products, as CFO of Aspeon, Inc., a public technology products company, as CFO of LifePoint, Inc., a public medical device company, and as interim CFO of Composite Technology Corporation, a public developer of innovative applications of composite materials. From 1995 to 1999, Mr. Rutherford served as CFO of USGT Resources Inc., a natural gas marketer and asset manager. Mr. Rutherford obtained his Chartered Accountant degree from the Institute of Chartered Accountants in Canada in 1965 after obtaining a degree in industrial engineering from University of Toronto in 1962.

David J. Caldwell.  Mr. Caldwell is a business operations professional with over 20 years of experience in the consumer credit card industry. Before becoming Chief Operations Officer of Performance Capital Management, LLC on February 4, 2002, Mr. Caldwell was Chief Operations Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from January 1998 to February 2002. As Chief Operations Officer, Mr. Caldwell is responsible for the operational activities of Performance Capital Management, LLC, including management of a collection center and the sales and acquisitions of charged-off portfolios as well as the day-to-day operations of the business. From 1975 to 1998, Mr. Caldwell worked in various capacities at General Electric Capital Corporation, including Vice President of Recovery Operations for the General Electric Capital Services division from March 1997 to January 1998 and Vice President of Cardholder Operations for the Consumer Card Services division of General Electric Capital Corporation from May 1994 to March 1997. As Vice President of Recovery Operations, he was responsible for the successful operation of the Retailer Financial Services Recovery Operation, including management of the recovery call center, bankruptcy collections, payment processing unit, mailroom, facilities, petition processing, legal, probate, compliance, outside attorney collections, skip tracing, and interface with 12 outlying business centers. As Vice President of Cardholder Operations, he was responsible for the successful operation of the G.E. Rewards Mastercard call center, including managing over 500,000 incoming calls per month, leading a workforce of 215 people, and overseeing a financial budget of $5 million. Mr. Caldwell received a B.S. degree in Business Administration from Western Michigan University in 1975.

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Edward M. Rucker.  Before becoming the Accounting Manager of Performance Capital Management, LLC on February 4, 2002, Mr. Rucker was the Accounting Manager of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from October 2001 to February 2002. As Accounting Manager, Mr. Rucker has overall responsibility for preparing the Company’s accounting records and financial statements. From 1995 to August 2001, Mr. Rucker was Controller and the Chief Financial Officer of Pickard Construction, Inc., a construction firm performing as general contractor for major national firms. In that position, Mr. Rucker was responsible for the entire accounting and related financial functions of the firm. Mr. Rucker is a Certified Public Accountant. Mr. Rucker received a B.S. degree in Accounting from California State University, Los Angeles in 1968.

Darren S. Bard.  Before becoming Chief Information Officer of Performance Capital Management, LLC on February 4, 2002, Mr. Bard was Chief Information Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from April 1998 to February 2002. As Chief Information Officer, Mr. Bard manages the Information Technology and Acquisitions/Sales Support Departments. Prior to becoming an officer of Performance Capital Management, Inc., from April 1996 to April 1998, Mr. Bard worked as Site Production Planning/Operations Manager at General Electric Capital Corporation. Mr. Bard received a B.A. degree in psychology from The Ohio State University in 1991.

William D. Constantino.  Mr. Constantino has served as the Chief Officer of Legal Affairs of Performance Capital Management, LLC since it was formed in February 2002. Prior to that date, from July 2000 to January 2002, he served as Chief Legal Compliance Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC. As in-house counsel to Performance Capital Management, LLC, Mr. Constantino is responsible for ensuring that all collection procedures comply with federal and state consumer protection laws, assisting with the negotiation and purchase of portfolios, and is the general legal resource for day-to-day corporate operations. From January 1999 to July 2000, Mr. Constantino practiced law as a sole practitioner focusing on all aspects of insolvency law, including commercial and consumer collections, bankruptcy law, and civil litigation. From January 1982 to December 1998, he was managing partner in the Law Offices of Leibowitz and Constantino. That firm focused on insolvency law and consumer protection law. Mr. Constantino received a B.S. degree in Business Administration from the State University of New York, Albany in 1972 and a Juris Doctor degree from Western State University School of Law in 1979.

CORPORATE GOVERNANCE

We believe that good corporate governance is a critical component of effectively managing the Company for the long-term benefit of its unit holders. Our Board continuously reviews its structure, policies and practices and compares them to those suggested by various authorities in corporate governance and to the practices of other public companies.

BOARD OF DIRECTORS INFORMATION

Our Board of Directors provides oversight with respect to our overall performance, strategic direction and key corporate policies. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. Members of the Board of Directors are kept informed of our business by various reports and documents provided to them on a regular basis, including operating and financial reports made at Board of Directors and committee meetings by the Company’s executive officers.

Our Board of Directors has seven members, each of whom is independent as defined by the NASDAQ listing standards and by the SEC. Our directors are divided into two classes, with each class serving for a two-year period.

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BOARD COMMITTEES

Our Board of Directors has established an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a Compensation Committee. It currently has no other separately-designated committees.

ATTENDANCE AT MEETINGS

In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with the executive officers and others regarding matters of interest and concern to the Company.

Our Board of Directors held a total of 12 regular meetings during the fiscal year ended December 31, 2007. Each of our directors attended at least 75% of the meetings of the Board of Directors.

The Audit Committee met five times last year. Mr. Rutherford and Mr. Smith attended at least 75% of the meetings held by that committee. Mr. Woodworth attended at least 40% of the meetings.

The Compensation Committee met three times last year. Each of the members of the Compensation Committee attended at least 75% of the meetings held by that committee.

We do not have any policy regarding director attendance at Annual Meetings of Members, although all directors are strongly encouraged to attend. Last year, all seven directors attended the 2007 Annual Meeting.

UNIT HOLDER COMMUNICATIONS WITH DIRECTORS

We have no formal procedure for unit holder communications with directors. However, our Board of Directors has provided by resolution that any unit holder who wishes to communicate with a particular director or directors or with the entire Board of Directors should direct the communication to the Chief Officer of Legal Affairs at the Company’s principal executive offices. Our Chief Officer of Legal Affairs will process all communications received from unit holders in accordance with the process approved by our Board. The Chief Officer of Legal Affairs will forward written communications addressed to the full Board to one of the Chairpersons of the Board and written communications addressed to any individual director or directors to the individual(s) to whom the communication is directed. However, materials that are unduly hostile, threatening, illegal or similarly unsuitable generally will not be forwarded.

AUDIT COMMITTEE REPORT

The information contained in the below report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates it by reference therein.

The Audit Committee currently consists of Messrs. Donald Rutherford, Larry Smith and Rodney Woodworth. The Audit Committee has the responsibility and authority described in Performance Capital Management, LLC’s (the “Company”) Audit Committee Charter, which has been approved by the Board. A copy of the Audit Committee Charter was included as Appendix A to the Company’s Proxy Statement filed with the SEC on April 28, 2006.

The Board has determined that all three Audit Committee members are independent as defined by the NASDAQ listing standards and by the SEC. In addition, the Board has determined that Mr. Rutherford qualifies as “audit committee financial expert” as defined by the SEC rules; however, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing.

As further described in its charter, the Audit Committee oversees the corporate accounting, financial reporting practices and financial statement audits of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent auditors are responsible for planning and conducting audits in accordance with generally accepted auditing standards and for issuing an opinion about whether the financial statements are presented fairly, in all material respects, in accordance with generally accepted accounting principles. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurances as to the Company’s financial statements or systems of internal controls or any professional certification as to the independent auditor’s work. The Audit Committee has implemented procedures to ensure that, during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under its charter.

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This report reviews the actions taken by the Audit Committee with regard to the Company’s financial reporting process for the year ended December 31, 2007, particularly with regard to the Company’s audited consolidated financial statements included in the Annual Report on Form 10-KSB for the year then ended. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the audited consolidated financial statements. In addition, the Audit Committee reviewed with Moore Stephens Wurth Frazer and Torbet, LLP, the Company’s independent registered public accounting firm, their judgments as to the quality and the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the Statement of Auditing Standards No. 114, “The Auditor's Communication with Those Charged with Governance.”

The Audit Committee has received and reviewed the written disclosures and the letter from Moore Stephens Wurth Frazer and Torbet, LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with Moore Stephens Wurth Frazer and Torbet, LLP its independence.

The Audit Committee discussed with Moore Stephens Wurth Frazer and Torbet, LLP the overall scope and plans for their audit. The Audit Committee met quarterly with Moore Stephens Wurth Frazer and Torbet, LLP to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

The Audit Committee has considered whether the services provided by Moore Stephens Wurth Frazer and Torbet, LLP are compatible with maintaining the independence of Moore Stephens Wurth Frazer and Torbet, LLP and has concluded that the independence of Moore Stephens Wurth Frazer and Torbet, LLP is maintained and not compromised by the services provided.

The Audit Committee has also evaluated the performance of Moore Stephens Wurth Frazer and Torbet, LLP, including, among other things, the amount of fees paid to Moore Stephens Wurth Frazer and Torbet, LLP for audit services related to the year ended December 31, 2007. Based on the Audit Committee’s evaluation, the Audit Committee has selected and the Board of Directors has recommended to the Members ratification of the selection of Moore Stephens Wurth Frazer and Torbet, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.

Respectfully Submitted,

Donald W. Rutherford
Larry C. Smith
Rodney Woodworth

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NOMINATING COMMITTEE

Our Board of Directors does not have a nominating committee, as nominations are made by the members of the Board as a whole. Our Board of Directors does not have a nominating committee charter. All of our directors are independent as defined by the NASDAQ listing standards and by the SEC. Our Board has not established a separate nominating committee because all of our directors are independent and vacancies have occurred only with respect to one director slot. Our Board of Directors seeks to identify qualified individuals to become Board members and determine the composition of the Board and its committees. Our Board does not have any formal specific minimum qualifications for evaluating potential director candidates. When considering a potential director candidate, the Board looks for personal and professional integrity, demonstrated ability and judgment, prior service as a director, and business experience. Our Board believes it is important to have at least one director who is a financial expert to serve on our Audit Committee. The Board will review and consider director nominees recommended by Members. There are no differences in the manner in which the Board evaluates director nominees based on whether the nominee is recommended by a Member or otherwise. Any Member who would like to recommend a director candidate should contact Mr. William Constantino, our Chief Officer of Legal Affairs, at our principal executive offices.

Our Board of Directors does not have a policy with regard to consideration of director candidates recommended by our Members. With the exception of Mr. Rutherford, who joined the Board in January 2004, all of our directors were initially appointed by the bankruptcy judge prior to our emergence from bankruptcy in February 2002. These directors were all members of The Official Committee of Equity Security Holders that represented our Members’ interests in the bankruptcy proceeding. Our Board has viewed its continuity during bankruptcy and since our emergence from bankruptcy as an important stabilizing influence. As the bankruptcy proceeding recedes further into the past and our business evolves, our Board intends to assess whether to adopt a policy with regard to consideration of director candidates recommended by our Members. No Member has contacted us either suggesting a director candidate or requesting information on how to recommend a director candidate.

We do not have a specific process for identifying new directors because we do not regularly need to nominate new directors.  In the most recent case where we identified a new director, our Board identified Mr. Rutherford through contacts at a firm that provides executive talent to clients on a supplemental, interim, project or employed basis. We did not pay a fee for the introduction to Mr. Rutherford. Our executive officers and the full Board of Directors interviewed Mr. Rutherford prior to electing him a director. We recruited Mr. Rutherford primarily with a view to him serving as a financial expert on our Audit Committee, but also to enhance the accounting and financial expertise of the Board of Directors.

In 2008, all of the director nominees are directors standing for re-election.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To our knowledge, the following table sets forth information with respect to the beneficial ownership of our securities as of April 21, 2008 by (i) each person known by us to beneficially own more than 5% of our voting securities; (ii) each of our executive officers; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o Performance Capital Management, LLC, 7001 Village Drive, Suite 255, Buena Park, California, 90621. Subject to applicable community property laws and unless otherwise specified, the persons named in the table have sole voting power with respect to all LLC Units shown as beneficially owned by them. The number of outstanding LLC Units entitled to vote as of April 21, 2008 was 525,989. Except as noted otherwise, the amounts reflected below are based upon information provided to us and in filings with the Securities and Exchange Commission.

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Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding
Larisa Gadd, Co-Chairperson of the Board (1)	4,777	*
Lester T. Bishop, Co-Chairperson of the Board (2)	398	*
Larry C. Smith, Director	995	*
David Barnhizer, Director (3)	156	*
Rodney Woodworth, Director	2,239	*
Sanford Lakoff, Director (4)	1,593	*
Donald W. Rutherford, Director	0	*
David J. Caldwell, Chief Operations Officer	0	*
Edward M. Rucker, Accounting Manager	0	*
Darren S. Bard, Chief Information Officer	0	*
William D. Constantino, Chief Officer of Legal Affairs	0	*
ALL EXECUTIVE OFFICERS & DIRECTORS AS A GROUP (11 Persons)	10,158	1.93%
*  Less than 1%.

(1)	The 4,777 LLC Units are owned by the GADD FAMILY TRUST DTD 5/30/97, of which Ms. Gadd and her husband are trustees.
(2)	The 398 LLC Units are owned jointly by Mr. Bishop and his wife.
(3)	The 156 LLC Units are owned by Mr. Barnhizer’s wife.
(4)	The 1,593 LLC Units are owned by the SANFORD LAKOFF FAMILY TRUST, of which Mr. Lakoff is the trustee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, our executive officers and persons who own more than ten percent of our LLC Units to file with the Securities and Exchange Commission and the Company reports on Forms 3, 4 and 5 reflecting transactions affecting beneficial ownership. No such forms were required to be filed for the period from January 1, 2007 to December 31, 2007. We have received a written representation from each of our directors and executive officers that no Forms 5 are required for the fiscal year ended December 31, 2007.

CHANGES IN CONTROL

No change in control of the Company has occurred since the beginning of 2007. We are not aware of any arrangement that would upset the control mechanisms currently in place over the Company. Although it is conceivable that a third party could attempt a hostile takeover of the Company, we have not received notice of any such effort.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

COMPENSATION OF EXECUTIVE OFFICERS

The full Board of Directors determines the salaries, bonuses and perquisites, if any, of the Company’s and its subsidiary’s executive officers as well as the terms of any employment agreement with an executive officer. Matters and actions taken concerning executive compensation are conducted in executive sessions of the Board of Directors in the absence of the Company’s executive officers.

Executive compensation is determined by the Board based on information gathered by the Compensation Committee, which is comprised of Ms. Larisa Gadd, Mr. Sanford Lakoff and Mr. Lester Bishop, each of whom is independent as defined by the NASDAQ listing standards and by the SEC. The Compensation Committee does not have a written charter. Its function to date has been to gather information regarding executive compensation in the industry and present the information to the full Board of Directors for its consideration.

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We compensate the Company’s Named Executive Officers through a mix of base salary and cash bonus awards. The compensation program is designed to attract and retain the best possible executive talent and to tie annual compensation to the achievement of measurable corporate and individual performance objectives. Compensation levels are reviewed annually and are based in part on results of operations for the previous fiscal year. In addition, we provide our Named Executive Officers a variety of other benefits. The Board of Directors believes that the Company’s executive compensation provides a level of compensation that is competitive for companies in comparable industries and of comparable development, complexity and size.

We have employment agreements with each of our Named Executive Officers, which are summarized below in this Proxy Statement under the section entitled “Employment Agreements” and have been included as exhibits to our disclosure reports filed with the SEC. The employment agreements with Messrs. David Caldwell, William Constantino and Darren Bard were entered into on July 11, 2007.

The following table sets forth the compensation that we have paid to our Named Executive Officers for the years ended December 31, 2007 and 2006. Except as provided in the employment agreements and employment benefit plan discussed on pages 12 and 14 of this Proxy Statement, we do not have a long-term compensation plan and do not grant any long-term compensation to our executive officers. No other compensation was granted for the periods covered.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
David Caldwell	2007	220,000	0	12,876	232,876
Chief Operations Officer	2006	206,255	6,616	10,412	223,283
William Constantino	2007	150,000	0	16,850	166,850
Chief Officer of Legal Affairs	2006	139,690	6,616	14,653	160,959
Darren Bard	2007	150,000	0	16,850	166,850
Chief Information Officer	2006	139,690	6,616	14,6530	160,959

EMPLOYMENT AGREEMENTS

In July 2007, the Company entered into substantially identical employment agreements with its three Named Executive Officers with the following material terms. Copies of the employment agreements were filed on August 14, 2007, as exhibits to our report on Form 10-QSB for the period ended June 30, 2007.

Term.  The term of each employment agreement is five years commencing on July 11, 2007. Either party has the right to terminate the employment agreement with or without cause before the expiration of its term.

Compensation.  As compensation for the services to be rendered by the executive, the Company will pay the executives annual salaries and bonuses as set forth in their respective employment agreement.  Executive salary increases during the term may be made at the discretion of the Board. Executive profit bonuses, if any, will be at the discretion of the Board and may be in the form of a specific bonus program for a predetermined length of time. The agreements provide that the executives shall receive the following benefits: three weeks of paid vacation; paid holiday; sick days; and health care benefits for themselves and their families.

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If during the term the Board takes action to bring liquidity to all of the Company’s unit holders (as, for example, by selling or taking the Company public), the Board intends to compensate the executives, provided they remain in the employ of the Company. The executives will have the option of receiving (i) a sum equal to the total of their annual salaries divided by the total number of executives employed by the Company at the time of the action or (ii) ten percent of the payment in kind actually distributed to the unit holders divided by the total number of executives employed by Company at the time of the action.

Termination.  We reserve the right to terminate the employment agreement “for cause” if the executive willfully breaches or habitually neglects the duties that he is required to perform pursuant to the provisions of the agreement, or commits acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his duties. The executive officer may terminate the agreement by giving the Company at least 30 days notice in advance. Such a termination will be considered for cause.

We may terminate the employment agreement without cause for any reason, including:  (i) upon the death of Executive; or (ii) not less than three months after the executive is determined to be physically or mentally disabled and unable to perform his essential duties with or without reasonable accommodation.

The agreements will not be terminated by any voluntary or involuntary dissolution of the Company resulting from either a merger or consolidation in which the Company is not the consolidated or surviving company, or a transfer of all or substantially all of the assets of the Company. Any rights, benefits and obligations under the agreements are to be assigned to the surviving or resulting company or the transferee of the Company’s assets.

Potential Benefits Upon Termination or Change in Control.  If we terminate the agreement for cause, we shall pay to the executive any compensation due under the agreement, including any unused vacation, prorated through the date of termination, and we shall have the option to purchase the entire ownership interest of the executive, if any, in accordance with the agreement creating such interest, at fair market value, to be determined by the Board.

If we terminate the employment of the executive without cause and the executive does not accept a position with a competitor of the Company, we are required to pay the executive severance in an amount equal to six months of his base salary, as well as any other compensation due under his employment agreement. In the event any merger or consolidation or transfer of assets results in executive’s termination, such termination shall be considered without cause.

Indemnification.  Each of the agreements provides that we will indemnify the executive, if he is made a party to or threatened to be made a party to, or otherwise involved in, any proceeding commenced during the employment term, or after the employment term, because the executive is or was an employee or agent of the Company. A similar Indemnification Agreement with Edward Rucker, our Accounting Manager, was approved by the Board and executed on August 8, 2005. The indemnification includes any and all expenses, judgments, fines, penalties, settlements, and other amounts, actually and reasonably incurred by the executive in connection with the defense or settlement of the proceeding. The executive must have acted in good faith and in a manner that the executive reasonably believes to be in the best interests of the Company and, in a criminal proceeding, the executive must have no reasonable cause to believe that his conduct was unlawful. Any and all expenses, including filing fees, costs of investigation, attorney’s fees, messenger and delivery expenses, postage, court reporters’ fees and similar fees and expenses, incurred by the executive in a proceeding are to be advanced by the Company prior to the final disposition of the proceeding and subject to considerations of reasonableness at the written request of the executive, but only if the executive undertakes to repay the advanced expenses to the extent he is not entitled to indemnification. The indemnification contemplated by the employment agreements is not to be deemed exclusive of any other rights the executives may have to indemnification. The indemnification provisions in the agreements will continue after the executive ceases to be an employee or agent of the Company and will inure to the benefit of the heirs and personal representatives of the executive.  We have been advised that the SEC takes the position that these indemnification provisions do not affect the liability of any indemnified person under applicable federal and state securities laws.

OPTION AND AWARD GRANTS

We do not have an employee option or equity award plan, nor have we granted any options or equity awards to our officers or directors.

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COMPENSATION OF DIRECTORS

The Board of Directors has regularly scheduled meetings once per month. The directors are each paid the same amount annually for their service as directors, with the exception of Mr. Rutherford who receives additional compensation for his service as the Chairperson of the Audit Committee and the Company’s audit committee financial expert. The total amount paid to each of the seven directors during the fiscal year ended December 31, 2007, was as follows:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Larissa Gadd	18,000	0	18,000
Lester T. Bishop	18,000	0	18,000
Larry C. Smith	18,000	0	18,000
David Barnhizer	18,000	0	18,000
Rodney Woodworth	18,000	0	18,000
Sanford Lakoff	18,000	0	18,000
Donald W. Rutherford	28,000	0	28,000

All directors receive reimbursement for travel and out-of-pocket expenses incurred in connection with attendance at all meetings. Except as disclosed above, during the fiscal year ended December 31, 2007, none of our directors received any other compensation for performance of services as a director of the Company or a member of any committee of our Board of Directors.

EMPLOYMENT BENEFIT PLAN

We have a defined contribution plan covering all eligible full-time employees of Performance Capital Management, LLC (the “Plan Sponsor”) who are currently employed by the Plan Sponsor, including our executive officers, and have completed six months of service from the time of enrollment. The Plan was effective as of September 1994. The Plan was established by a predecessor of the Plan Sponsor to provide retirement income for its employees and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

The Plan is a contributory plan whereby participants may contribute a percentage of pre-tax annual compensation as outlined in the Plan agreement and as limited by Federal statute. Participants may also contribute amounts representing distributions from other qualified defined benefit or contribution plans. The Plan Sponsor does not make matching contributions.

We do not have any compensation plans that will result in the issuance of LLC Units or other equity interests.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company recognizes that transactions between the Company and any of its directors or executives can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its unit holders. Therefore, as a general matter and in accordance with the Company’s Code of Business Conduct and Ethics, it is the Company’s preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. The Board of Directors will review any transaction in which the Company is or will be a participant, and in which any of the Company’s directors or executive officers had, has or will have a direct or indirect material interest. After its review, the Board will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its unit holders. A related party transaction will only be approved if the Board determines that it is in the best interests of the Company. If a director is involved in the transaction, he or she will be recused from all decisions about the transaction.

We are not aware of any related party transactions that would require disclosure.

CODE OF ETHICS

On December 8, 2003, our Board of Directors adopted a Code of Business Conduct and Ethics that applies to our Chief Operations Officer and senior financial officers. A copy of the Code of Business Conduct and Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2003, and incorporated by reference into our Annual Reports on Form 10-KSB for the years ended December 31, 2007, 2006, 2005 and 2004.

Upon written request, we will furnish to you, without charge, a copy of our Code of Business Conduct and Ethics that has been filed with the Securities and Exchange Commission. Requests for copies of the Code of Business Conduct and Ethics should be directed to Harvey “Bud” Webb, Member Relations, at Performance Capital Management, LLC’s principal address at 7001 Village Drive, Suite 255, Buena Park, California, 90621. In the alternative, you may find the Code of Business Conduct and Ethics on the Securities and Exchange Commission’s web-site at www.sec.gov as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2003.

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PROPOSAL NO. 2:  RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008

Moore Stephens Wurth Frazer and Torbet, LLP has served as our independent registered public accounting firm for the fiscal year ended December 31, 2007, and has been selected by our Audit Committee to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Although the selection of Moore Stephens Wurth Frazer and Torbet, LLP is not required to be submitted to a vote of the Members, our Board of Directors believes it appropriate as a matter of policy to request that the Members ratify the selection of the independent registered public accounting firm for the fiscal year ending December 31, 2008. In the event that a majority of the LLC Units held by Members present, in person or by proxy, and entitled to vote at the Annual Meeting do not vote “FOR” ratification, the adverse vote will be considered as a direction to our Board of Directors to select another firm for the fiscal year ending December 31, 2008.

A representative from Moore Stephens Wurth Frazer and Torbet, LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions submitted either orally or in writing at the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF MOORE STEPHENS WURTH FRAZER AND TORBET, LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Moore Stephens Wurth Frazer and Torbet, LLP has audited our financial statements for the past six years. Our Board of Directors maintains an Audit Committee in accordance with applicable SEC rules. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors for the purpose of preparing and issuing its audit report or performing other audit, review and tax services for us. The independent auditors report directly to the Audit Committee and the Audit Committee is directly responsible for reviewing in advance, and granting any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditor and (b) all non-audit services to be provided by the independent auditor (as permitted by the Exchange Act), and in connection therewith to approve all fees and other terms of engagement, as required by the applicable rules of the Exchange Act and subject to the exemptions provided for in such rules.

The aggregate fees for professional services rendered by Moore Stephens Wurth Frazer and Torbet, LLP for 2007 and 2006 were:

Types of Fees	2007	2006
Audit Fees	$145,178	$130,689
Audit-Related Fees	26,342	6,731
Tax Fees	18,090	16,437
All Other Fees	-	-
Total Fees	$189,610	$153,857

In the above table, in accordance with new SEC definitions and rules, “audit fees” are fees billed by Moore Stephens Wurth Frazer and Torbet, LLP for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-QSB, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees billed by Moore Stephens Wurth Frazer and Torbet, LLP for assurance and related services that are traditionally performed by the auditor, including review of our proxy statement, attendance at audit committee and annual members meetings and SEC compliance work; “tax fees” are fees billed by Moore Stephens Wurth Frazer and Torbet, LLP for tax compliance and related tax advice, including preparation of Forms K-1 and tax returns for the Company and its subsidiary; and “all other fees” are fees billed by Moore Stephens Wurth Frazer and Torbet, LLP to us for any services not included in the first three categories.

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POLICY ON PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

The Audit Committee’s Charter provides that the Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed by the Company’s independent registered public accounting firm, subject to the de minimis exceptions for non-audit services that are approved by the Audit Committee prior to the completion of the audit. As part of its pre-approval process, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence. The policy does not delegate to management the Audit Committee’s responsibility to pre-approve permitted services of the independent registered public accounting firm.

During 2007, our Audit Committee specifically pre-approved the services performed by Moore Stephens Wurth Frazer and Torbet, LLP in connection with our 2007 audit. All of the other services performed by Moore Stephens Wurth Frazer and Torbet, LLP for us during 2007 were approved by our Audit Committee as to the scope of such services and fees paid for such services.

____________________________________

PROPOSALS OF MEMBERS

A Member proposal is a Member’s recommendation or requirement that we and/or our Board of Directors take certain action, which the Member intends to present at a meeting of our Members. The proposal should state as clearly as possible the course of action that the Member believes we should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

Any proposal or nomination received from a Member will be given careful consideration by us in accordance with Rules 14a-5 and 14a-8 under the Securities Exchange Act of 1934, as amended. Member proposals and nominations are eligible for consideration for inclusion in the proxy statement for the 2009 Annual Meeting of Members if they are received by us on or before January 2, 2009. Member proposals and nominations should be directed to the attention of the Chief Officer of Legal Affairs, Performance Capital Management, LLC, at 7001 Village Drive, Suite 255, Buena Park, California, 90621.

In order for a Member proposal or nomination submitted OUTSIDE of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposal or nomination must be received by us on or before March 16, 2009. We will have discretionary authority with respect to Member proposals and nominations submitted for consideration at the 2008 Annual Meeting of Members that are not “timely” within the meaning of Rule 14a-4(c). We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Members should direct communications regarding change of address, requests for transfer of LLC Unit ownership or lost LLC Unit certificates to Performance Capital Management, LLC, Attn: Harvey “Bud” Webb, Member Relations, 7001 Village Drive, Suite 255, Buena Park, California, 90621. Mr. Webb may also be reached by telephone at 714.736.3736 or by facsimile at 714.736.3733.

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OTHER MATTERS

We know of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

By Order of the Board of Directors,

/s/ David J. Caldwell

David J. Caldwell
Chief Operations Officer

Buena Park, California
April 25, 2008

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PROXY	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PERFORMANCE CAPITAL MANAGEMENT, LLC
2008 ANNUAL MEETING OF MEMBERS – JUNE 9, 2008

The undersigned Member(s) of PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Members and the Proxy Statement, and hereby appoints David Caldwell and Darren Bard, or either of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Members of the Company to be held on Monday, June 9, 2008, and at any adjournment(s) or postponement(s) thereof, and to vote all LLC Units that the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below and, in accordance with their discretion, on any other business that may come before the meeting:

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE LLC UNITS COVERED HEREBY.

Proposal No. 1 – To elect three Class I directors to serve a two-year term and until each director’s successor has been duly elected and qualified.

Nominees:	Larisa Gadd
Rodney Woodworth
Donald W. Rutherford

☐ For the Nominees Listed above (except as indicated below)	☐ Withhold Authority to Vote for All Nominees

Instruction:  To withhold authority to vote for any Nominee, write that Nominee’s name on the line immediately below.

_____________________________________________________________________________________________

Proposal No. 2 – To ratify the selection of Moore Stephens Wurth Frazer and Torbet, LLP, as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008.

☐ For                                ☐ Against                      ☐ Abstain

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NOTE:  This Proxy should be marked, dated and signed by each Member exactly as his or her or its name appears on the LLC Unit certificate(s), and returned in the enclosed postage-paid envelope.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Member(s). If you do not sign and return this Proxy or attend the meeting and vote by ballot, your LLC Units cannot be voted. If you wish to vote in accordance with the Board of Directors' recommendations, just sign where indicated. You need not mark any boxes.

If you do not mark a box indicating how you want to vote on a proposal, your LLC Units will be voted “FOR” that proposal.

When LLC Units are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.

DATED:	, 2008.

Print name(s) exactly as shown on LLC Unit Certificate(s)

Signature (and Title, if any)	Signature (if held jointly)